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                      SECURITIES EXCHANGE AND COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 18, 2000

                      Terayon Communication Systems, Inc.
            (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

     000-24647                                            77-0328533
(Commission File No.)                       (I.R.S. Employer Identification No.)

                             2952 Bunker Hill Lane
                             Santa Clara, CA 95054
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (408) 727-4400
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Item 5.   Other Events.

          Attached as an exhibit is a press release issued by Terayon Communication Systems, Inc., (the "Company"), on April 18, 2000, announcing the posting of correspondence between the Company and CableLabs on the Company's website. Also attached as exhibits are a letter, dated February 2, 2000, from CableLabs to the Company and a letter, dated March 2, 2000, from CableLabs to the Company.

Exhibit Number   Exhibit

     99.1 Press Release, dated April 18, 2000, issued by Terayon Communication Systems, Inc.

     99.2 Letter, dated February 2, 2000, from CableLabs to Terayon Communication Systems, Inc.

     99.3 Letter, dated March 2, 2000, from CableLabs to Terayon Communication Systems, Inc.

                                      1.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Terayon Communication Systems, Inc.

Dated:  June 6, 2000                    By:  /s/ Ray M. Fritz
             -                               ----------------
                                             Ray M. Fritz
                                             Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit Number   Description

     99.1 Press Release, dated April 18, 2000, issued by Terayon Communication Systems, Inc.

     99.2 Letter, dated February 2, 2000, from CableLabs to Terayon Communication Systems, Inc.

     99.3 Letter, dated March 2, 2000, from CableLabs to Terayon Communication Systems, Inc.